Exhibit 99.1

NASDAQ: NAUH November 2012 You deserve an education. We provide the opportunity.
2 Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about National American University Holdings, Inc. and its affiliated entities (the "Company"). Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company's management, are subject to risks and uncertainties, which could cause actual results of the Company to differ from any future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends, the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; general market conditions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended May 31, 2012. The information set forth herein should be read in light of such risks. The Company does not undertake any obligation to update anyone with regard to the forward-looking statements.
3 NAUH OVERVIEW
3.1% dividend yield 4 Key Takeaways Continued Enrollment Growth (slides 10-13) Focus on Vertical Growth (slides 16-19) Shareholder Friendly (slide 36) Strong Financial Growth (slide 31)
5 National American University Holdings, Inc., through its wholly owned subsidiary, operates National American University (NAU), a regionally accredited, proprietary, multi- campus institution of higher learning offering associate, bachelor's, and master's degree programs in health care and business-related disciplines Offers degree programs in on-ground and online formats, and combination of both, providing students increased flexibility to take courses at times and places convenient to their busy lifestyles Has a strong presence in the Midwest and is growing its geographic footprint Company Overview
6 Post-secondary education company catering to the non-traditional student, typically in his/her early 30s, seeking to complete a degree either for the first time or in a new field, while also juggling pressures of family obligations and work commitments Regionally accredited by the Higher Learning Commission; various programmatic accreditations Associate, bachelor's, and master's degree programs and select industry-focused diplomas Flexible course and program delivery: on-ground, online, or a combination of both 37 physical locations (four pending approvals) in the Midwest and growing, as of 10/4/2012 Growth primarily driven by: Continued investment in the expansion and development of physical locations and academic programs Improved enrollment management system and recruitment processes Quality academic programming Economic conditions Substantial Scale with a History of Profitable, Organic Growth Investment Highlights
7 FY 2013 Q1 revenues increased 16.0% to $29.5 million from $25.4 million in prior-year period FY 2013 Q1 loss before non-controlling interest and taxes was $0.2 million, primarily due to higher SG&A expenses incurred to support its growing student population at both new and existing locations $27.8 million in cash and short-term investments, no long-term debt at 8/31/2012 Dividend-paying company (MRQ: $0.04 per share) Proven management team with extensive experience in the post-secondary education industry Solid Financials, Well Capitalized, Experienced Management Investment Highlights
8 Financial Highlights/Valuation Metrics Select Financial Info for the TTM ended 8/31/2012: Select Financial Info for the TTM ended 8/31/2012: Revenue $122.9 million Net Income $3.9 million Diluted EPS $0.13 Cash/Short-term Investments $27.8 million (at 8/31/2012) Total Property and Equipment $42.1 million (at 8/31/2012) Stock Info/Valuation Metrics (as of 8/31/2012 unless otherwise noted) Stock Info/Valuation Metrics (as of 8/31/2012 unless otherwise noted) Stock Info/Valuation Metrics (as of 8/31/2012 unless otherwise noted) Stock Info/Valuation Metrics (as of 8/31/2012 unless otherwise noted) Stock Price $4.10 (at 10/31/2012) Market Cap $105 million (at 10/31/2012) Shares Outstanding 25.6 million Book Value Per Share $1.94 PE (ttm) 32x EV (ttm) $77.0 million Dividend (ttm) $0.1375 Dividend Yield 3.1%
9 Experienced Management Team Dr. Ronald Shape Chief Executive Officer Dr. Jerry L. Gallentine President Dr. Sam Kerr Provost & General Counsel Ms. Venessa Green Chief Financial Officer Dr. Robert Paxton President-Online Learning, NAU Ms. Michaelle Holland President of Campus Operations Mr. Scott Toothman VP of Institutional Support & Military Services Dr. Rick Upchurch Executive Vice President Institutional Effectiveness Mr. John Buxton Chief Information Officer
FY 2008 169,670 FY 2009 203,114 19.7% YoY growth FY 2010 276,125 35.9% YoY growth Credit Hours 10 FY 2011 337,558 22.2% YoY growth Enrollment by Credit Hour FY 2012 372,097 10.2% YoY Growth
11 Enrollment Breakout Summer 2012 enrollment increased 10.2% YoY to 10,350 students
12 APOL STRA EDMC National American University (NAUH) Over the past eight quarters, NAUH has reported healthy YoY enrollment growth rates, particularly when compared to those of its peers. CPLA Enrollment Growth - Peer Comparison
13 Factors Driving Enrollment Growth Continued investment in the expansion and development of physical locations Dedicated focus on utilizing existing capacity Continued investment in the expansion of current academic programs and development of new academic programs Improved enrollment management system and recruiting processes Quality academic programming Economic conditions Timing of regulatory approvals for new locations and new programs
14 EXPANSION
15 Expansion Highlights FY 2010 FY 2011 FY 2012 FY 2013 Financial Investment Campus Expansion Focused Expenditures Vertical Growth
Geographic Growth 37 Current Locations (includes pending in orange) Colorado - 4 Indiana - 1 Kansas - 3 Minnesota - 6 Missouri - 4 Nebraska - 1 Locations Pending Approvals Austin Graduate Center, TX Houston, TX Indianapolis, IN Tigard, OR Planned Future Expansion (FY 2013) Seattle, WA NAU Locations 16 Note: Number of locations for fiscal years 2009, 2010, 2011 and 2012 include locations pending final approvals. 17 22 32 35 New Mexico - 2 Oklahoma - 1 Oregon - 1 South Dakota - 5 Texas - 9 38 Focusing on enrollment growth at existing locations in FY 2013 and beyond
17 Geographic Footprint Current locations Pending approvals Planned future locations Full State Approval Online Approval In Progress
18 Age of Campuses 38 total campuses Typical Investment Schedule of New Campuses Campus Development
19 Online Growth Strategy Online Growth Strategy Support Centers Vertical Growth International Exposure Program Mix Strategic Alliances Strategically placed to maximize online enrollments in new markets Dedicated focus on utilizing existing capacity Strategic relationships and degree programs for international students High-demand programs designed for the future Increase enrollments and offer unique student opportunities Growth in Online and On-ground Credit Hours Credit Hours
20 ACADEMICS
21 Academic Highlights Continued academic program expansion, including business, IT, and allied health at the undergraduate level with additional emphasis areas at the graduate level Established Roueche Graduate Center, which will be located in Austin, Texas, and house NAU's Harold D. Buckingham Graduate School Continued growth in allied health and associate degree programs Received written confirmation of CCNE accreditation for the Online RN to BSN, BSN, LPN to BSN Bridge, and MSN programs Developed the NAU Community College Advisory Board to promote relationships with community colleges Established university press to advance original research in the field of higher education through The Journal of Career & Professional Education Continued focus on course completion, persistence and placement of our graduates
22 Academic Breakdown for Summer '12 Term Degree Offering Academic Area
23 Roueche Graduate Center Located in Austin, Texas Led by Dr. John E. Roueche, a nationally recognized authority in community college education Will house NAU's Harold D. Buckingham Graduate School Represents NAU's commitment to quality graduate programming NAU is in the process of pursuing additional graduate programming, including potential doctoral programs Dr. John E. Roueche President Community College Advisory Board Former Professor & Director, Community College Leadership Program and Sid W. Richardson Regents Chair, The University of Texas at Austin Goal: to better serve the graduate student community and continue pursuing additional graduate opportunities

NAU Community College Advisory Board



Dr. George A. Baker III
Distinguished University Professor Emeritus
North Carolina State University



Dr. George R. Boggs
President and CEO Emeritus
American Association of Community Colleges



Dr. Donald W. Cameron
President Emeritus
Guilford Technical Community College



Dr. Gerardo E. de los Santos
President and Chief Executive Officer
League for Innovation in the Community College



Dr. Samuel D. Kerr (Ex-officio member)
Provost and General Counsel, NAU



Dr. Margaretta B. Mathis
(Secretary and Treasurer)
Vice President, NAU Roueche Graduate Center



Dr. Christine Johnson McPhail
Managing Partner, The McPhail Group and
Emerita Professor, Morgan State University



Dr. Terry O'Banion (Chair)
President Emeritus and Senior League Fellow
League for Innovation in the Community College



Dr. Robert Paxton (Ex-officio member)
President – Online Learning, NAU



Dr. John E. Roueche (Ex-officio member)
President, NAU Roueche Graduate Center



Dr. Jerry Sue Thornton
President, Cuyahoga Community College

Contact: 8140 N. Mopac, Bldg. 4, Ste. 140, Austin, TX 78759

This board serves as an advisory group on matters related to NAU's academic programs, services, and related initiatives in connection with community colleges.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

24

25 History of Profitable Organic Growth Accreditation & Regulatory Excellence Regional accreditation by the Higher Learning Commission and member of the North Central Association of Colleges and Schools Programmatic accreditation and approvals by various national educational and professional associations Continual evaluation of regulatory compliance by NAU senior management, including federal, state, and accrediting agency requirements. Academic Excellence and Student Value High student persistence Successful course completion Affordable tuition
26 Accreditation & Academic Quality Colorado Board of Nursing Minnesota Board of Nursing Missouri State Board of Nursing Kansas State Board of Nursing South Dakota Board of Nursing National League for Nursing Accrediting Commission (NLNAC) Commission on Collegiate Nursing Education (CCNE) International Assembly for Collegiate Business Education (IACBE) Commission on Accreditation of Allied Health Education Programs (CAAHEP) American Bar Association (ABA) American Society of Health-System Pharmacists (ASHP) Committee on Veterinary Technician Education and Activities (CVTEA) State and Federally Sponsored Veterans Training Third-party Accreditation and Approvals Regional Accreditation by The Higher Learning Commission
*Represents students who received a grade in the course. 27 Course Completion
28 Term-to-Term Persistence *Preliminary
Rates as reported by responding students from inquiry made within 90 days of receiving the degree. 29 Graduate Employment Rate - Quarterly Average
30 FINANCIALS
31 History of Financial Growth
32 Cohort Default Rate (CDR) NAU Cohort Default Rate vs. Proprietary Institutions Audited 90/10 Rate* Compliance Threshold *Possible legislative action could include MTA and VA with Title IV in 90/10 calculation, which for FY 2012 would have resulted in a 3.5% increase in NAU's results.
FY 2013 Q1 Results FY 2013 Q1 Results FY 2013 Q1 Results (in USD thousands) Q1 2013 (unaudited) Q1 2012 (unaudited) Revenue $29,450 $25,397 Cost of educational services $7,135 $6,352 SG&A $20,421 $16,775 (in millions) 33 FY 2013 Q1 Revenues and Cost of Educational Services Revenue for FY 2013 Q1
34 FY 2013 Q1 Net Income and EBITDA FY 2013 Q1 Results FY 2013 Q1 Results FY 2013 Q1 Results (in USD thousands) Q1 2013 (unaudited) Q1 2012 (unaudited) Income (loss) before non-controlling interest and taxes ($209) $1,834 Net income (loss) attributable to NAUH ($164) $1,023 EBITDA* $1,364 $2,672 (in millions) *Please see reconciliation of EBITDA to net income attributable to the Company in the press release dated October 3, 2012, available at www.national.edu/investorrelations. EBITDA for FY 2013 Q1
Strong Balance Sheet 35 (in USD thousands) August 31, 2012 May 31, 2012 Cash and cash equivalents / available for sale investments $ 27,830 $ 30,575 Working capital $ 21,834 $ 24,585 Long-term debt $ 0 $ 0 Stockholders' equity $ 49,594 $ 50,712
36 Shareholder Friendly Dividend-paying company Recently paid Q1'13 cash dividend of $0.04 per share representing a 23% increase over previous quarter's $0.0325 dividend Dividend yield of 3.1%
3.1% dividend yield 37 Key Takeaways Continued Enrollment Growth (slides 10-13) Focus on Vertical Growth (slides 16-19) Shareholder Friendly (slide 36) Strong Financial Growth (slide 31)
Contact Information: National American University Holdings, Inc. Dr. Ronald Shape 605-721-5220 rshape@national.edu Investor Relations Counsel The Equity Group Inc. Carolyne Yu 212-836-9610 cyu@equityny.com Adam Prior 212-836-9606 aprior@equityny.com 38 Thank You